DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2012
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

3. DISCONTINUED OPERATIONS

Sale of Brazil Credicard business

On May 14, 2013, Citi entered into a definitive agreement to sell Credicard, its non-Citibank branded cards and consumer finance business in Brazil (Brazil Credicard), which is part of the Global Consumer Banking segment, for approximately $1.24 billion to Banco Itau Unibanco.  The sale is expected to result in an after-tax gain of approximately $300 million upon closing (expected to occur by early 2014, subject to Brazilian regulatory approvals).  Citi will retain its Citi-branded and Diners credit cards, along with certain affluent segments currently associated with Credicard, which will be re-branded as Citi.

Brazil Credicard is reported as discontinued operations for the current and all historical periods.

The following is a summary as of June 30, 2013 of the assets held for sale on the Consolidated Balance Sheet related to Brazil Credicard:

In millions of dollars	June 30, 2013
Assets
Deposits at interest with banks	$84
Loans (net allowance of $358)	2,619
Goodwill and intangible assets	265
Other assets	330
Total assets	$3,298

Summarized financial information for Discontinued operations for the credit card operations related to Brazil Credicard follows:

In millions of dollars	2012	2011	2010
Total revenues, net of interest expense	$1,045	$1,022	$825
Income (loss) from discontinued operations	$110	$(98)	$68
Income taxes (benefits)	19	(54)	16
Income (loss) from discontinued operations, net of taxes	$91	$(44)	$52

Sale of Certain Citi Capital Advisors Business

During the third quarter of 2012, the Company executed definitive agreements to transition a carve-out of its liquid strategies business within Citi Capital Advisors (CCA), which is part of the Institutional Clients Group segment, to certain employees responsible for managing those operations. This transition will occur pursuant to two separate transactions, creating two separate management companies. Each transaction will be accounted for as a sale. The first transaction closed on February 28, 2013 and Citigroup retained a 24.9% passive equity interest in the management company (which will continue to be held in Citi’s Institutional Clients Group segment). The second transaction is expected to be completed in the first half of 2013.

This sale is reported as discontinued operations for the second half of 2012 only. Prior periods were not reclassified due to the immateriality of the impact in those periods.

The following is a summary as of December 31, 2012 of the assets held for sale on the Consolidated Balance Sheet for the operations related to the CCA business to be sold:

In millions of dollars	2012
Assets
Deposits at interest with banks	$4
Goodwill	13
Intangible assets	19
Total assets	$36

Summarized financial information for Discontinued operations for the operations related to CCA follows:

In millions of dollars	2012
Total revenues, net of interest expense	$60
Income (loss) from discontinued operations	$(123)
Gain on sale	—
Benefit for income taxes	(44)
Income (loss) from discontinued operations, net of taxes	$(79)

Sale of Egg Banking plc Credit Card Business

On March 1, 2011, the Company announced that Egg Banking plc (Egg), an indirect subsidiary that was part of Citi Holdings, entered into a definitive agreement to sell its credit card business to Barclays PLC. The sale closed on April 28, 2011.

This sale is reported as discontinued operations for 2011 and 2012 only. 2010 was not reclassified, due to the immateriality of the impact in that period. An after-tax gain on sale of $126 million was recognized upon closing. Egg operations had total assets and total liabilities of approximately $2.7 billion and $39 million, respectively, at the time of sale.

Summarized financial information for Discontinued operations, including cash flows, for the credit card operations related to Egg follows:

In millions of dollars	2012	2011
Total revenues, net of interest expense	$1	$340
Income (loss) from discontinued operations	$(96)	$24
Gain (loss) on sale	(1)	143
(Benefit) provision for income taxes	(34)	58
Income (loss) from discontinued operations, net of taxes	$(63)	$109

Cash Flows from Discontinued Operations

In millions of dollars	2012	2011
Cash flows from operating activities	$—	$(146)
Cash flows from investing activities	—	2,827
Cash flows from financing activities	—	(12)
Net cash provided by discontinued operations	$—	$2,669

Sale of The Student Loan Corporation

On September 17, 2010, the Company announced that The Student Loan Corporation (SLC), an indirect subsidiary that was 80% owned by Citibank and 20% owned by public shareholders, and which was part of Citi Holdings, entered into definitive agreements that resulted in the divestiture of Citi’s private student loan business and approximately $31 billion of its approximate $40 billion in assets to Discover Financial Services (Discover) and SLM Corporation (Sallie Mae). The transaction closed on December 31, 2010. As part of the transaction, Citi provided Sallie Mae with $1.1 billion of seller-financing. Additionally, as part of the transactions, Citibank, N.A. purchased approximately $8.6 billion of assets from SLC prior to the sale of SLC.

This sale was reported as discontinued operations for the third and fourth quarters of 2010 only. Prior periods were not reclassified, due to the immateriality of the impact in those periods. The total 2010 impact from the sale of SLC resulted in an after-tax loss of $427 million. SLC operations had total assets and total liabilities of approximately $31 billion and $29 billion, respectively, at the time of sale.

Summarized financial information for discontinued operations, including cash flows, related to the sale of SLC follows:

In millions of dollars	2012	2011	2010
Total revenues, net of interest expense	$—	$—	$(577)
Income from discontinued operations	$—	$—	$97
Gain (loss) on sale	—	—	(825)
Benefit for income taxes	—	—	(339)
Income (loss) from discontinued operations, net of taxes	$—	$—	$(389)

Cash Flows from Discontinued Operations

In millions of dollars	2012	2011	2010
Cash flows from operating activities	$—	$—	$5,106
Cash flows from investing activities	—	—	1,532
Cash flows from financing activities	—	—	(6,483)
Net cash provided by discontinued operations	$—	$—	$155

Combined Results for Discontinued Operations

The following is summarized financial information for Brazil Credicard, the CCA business, the Egg credit card business, The Student Loan Corporation business and previous discontinued operations, for which Citi continues to have minimal residual costs associated with the sales.

In millions of dollars	2012	2011	2010
Total revenues, net of interest expense	$1,106	$1,374	$415
Income (loss) from discontinued operations	$(109)	$(75)	$140
Gain (loss) on sale	(1)	155	(702)
Provision (benefit) for income taxes	(52)	12	(546)
Income (loss) from discontinued operations, net of taxes	$(58)	$68	$(16)

Cash Flows from Discontinued Operations

In millions of dollars	2012	2011	2010
Cash flows from operating activities	$—	$(146)	$4,974
Cash flows from investing activities	—	2,827	1,726
Cash flows from financing activities	—	(12)	(6,486)
Net cash provided by discontinued operations	$—	$2,669	$214